UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2020

Pinnacle Bankshares Corporation

(Exact name of registrant as specified in its charter)

Virginia	000-23909	54-1832714
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

622 Broad Street, Altavista, Virginia 24517-1830

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (434) 369-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 30, 2020 (the “Closing Date”), Pinnacle Bankshares Corporation (the “Company”), the parent holding company of First National Bank (Altavista, Virginia) (the “Bank”), completed the transactions contemplated by the Agreement and Plan of Reorganization, dated as of January 21, 2020, as amended on June 9, 2020, between the Company and Virginia Bank Bankshares, Inc. (“Virginia Bank”), the parent holding company of Virginia Bank and Trust Company (Danville, Virginia) (“VBT”), and a related Plan of Merger (the “Merger Agreement”). On the Closing Date, Virginia Bank was merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”) (the effective time of the Merger, the “Effective Time”) and (ii) shortly after the Effective Time, VBT was merged with and into the Bank, with the Bank continuing as the surviving bank (together with the Merger, the “Mergers”). The Mergers were described in the Registration Statement on Form S-4 (File No. 333-239666) filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 2, 2020, as subsequently amended on August 18, 2020 and September 3, 2020 (the “Registration Statement”).

At the Effective Time, pursuant to the terms of the Merger Agreement, each share of common stock of Virginia Bank, except for certain specified shares owned by the Company or Virginia Bank, was converted into the right to receive either 0.54 shares of the Company’s common stock or $16.00 in cash, subject to the election and allocation procedures set forth in the Merger Agreement, with cash paid in lieu of fractional shares of the Company’s common stock.

The foregoing summary of the Merger Agreement and the Mergers is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 to the Registration Statement and is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, on October 30, 2020, effective at the Effective Time the size of the Company’s board of directors (the “Board”) was increased to 18 directors and the Board appointed the following individuals to serve as directors of the Company until the next annual meeting of the Company’s shareholders: Donald W. Merricks, George W. Davis, III, John L. Foster, L. Frank King, Jr. and Dr. Albert L. Payne. Each of these individuals served as a director of Virginia Bank and VBT prior to the Effective Time. Each director will be entitled to receive compensation as a non-employee member of the Board, as described in the Registration Statement under the heading “Directors, Executive Officers, Executive Compensation and Corporate Governance of Pinnacle – Director Compensation.”

Effective as of the Effective Time, Mr. Davis, III and Mr. Foster were appointed to the Company’s Audit Committee, Mr. Merricks was appointed to the Company’s Executive Committee, Mr. Davis, III and Mr. Merricks were appointed to the Company’s Compensation Committee and the Company’s Nominating Committee, and Mr. Foster and Mr. Merricks were appointed to the Company’s Risk Management Committee. Also effective as of the Effective Time, Mr. Merricks was appointed as Vice Chairman of the Company’s Board of Directors.

Since January 1, 2019, there have been no related party transactions between the Company and any of the individuals listed in the paragraph above that are reportable under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On November 2, 2020, the Company issued a press release announcing consummation of the Mergers. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of the businesses acquired.

The audited consolidated financial statements of Virginia Bank as of and for the fiscal years ended December 31, 2019 and 2018, and the related notes and report of the independent auditor thereto, are incorporated by reference as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The unaudited consolidated financial statements of Virginia Bank as of and for the six months ended June 30, 2020 and 2019, and the related notes thereto, are incorporated by reference as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of June 30, 2020, and for the six month period ended June 30, 2020 and the year ended December 31, 2019, and the related notes thereto, are incorporated by reference as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference herein.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of January 21, 2020, as amended on June 9, 2020, by and between Pinnacle Bankshares Corporation and Virginia Bank Bankshares, Inc. (incorporated by reference to Appendix A to the joint proxy statement/prospectus included in Amendment No. 2 to the Company’s Registration Statement on Form S-4 (333-239666) filed on September 3, 2020). (Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) or Item 601(b)(2) of Regulation S-K. Such schedules and attachments are described in the Agreement and Plan of Reorganization. Pinnacle Bankshares Corporation agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or attachment upon request.)

23.1	Consent of Brown, Edwards & Company, L.L.P.

99.1	Press Release, dated November 2, 2020

99.2	Audited consolidated financial statements of Virginia Bank Bankshares, Inc. as of and for the fiscal years ended December 31, 2019 and 2018, including the report of Brown, Edwards & Company, L.L.P. on such audited financial statements (incorporated by reference to Appendix G to the joint proxy statement/prospectus included in Amendment No. 2 to the Company’s Registration Statement on Form S-4 (333-239666) filed on September 3, 2020).

99.3	Unaudited consolidated financial statements of Virginia Bank Bankshares, Inc. as of and for the six months ended June 30, 2020 and 2019 (incorporated by reference to Appendix G to the joint proxy statement/prospectus included in Amendment No. 2 to the Company’s Registration Statement on Form S-4 (333-239666) filed on September 3, 2020).

99.4	Unaudited pro forma condensed combined financial information of Pinnacle Bankshares Corporation as of and for the six-month period ended June 30, 2020 and the year ended December 31, 2019 (incorporated by reference to the joint proxy statement/prospectus included in Amendment No. 2 to the Company’s Registration Statement on Form S-4 (333-239666) filed on September 3, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE BANKSHARES CORPORATION (Registrant)

By:	/s/ Aubrey H. Hall, III
Name:	Aubrey H. Hall, III
Title:	President and Chief Executive Officer

Dated: November 2, 2020